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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-53900, 333-82263, 333-82265, 333-82271, 333-40605, 333-40607, 333-40609,
333-19419, 333-18765, 333-83630, 333-82480, 333-105519, and 333-105904 of Cole
National Corporation on Form S-8 of our report dated June 13, 2003, appearing in this Annual Report on Form 11-K of Cole National Corporation 401(k) Plan for Employees at Pearle Vision Centers for the year ended December 31, 2002.


/s/ DELOITTE & TOUCHE LLP


Cleveland, Ohio
June 26, 2003